Exhibit 10.4.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	Page 1 of 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(if applicable)*
0025	01/09/2009		

6. ISSUED BY CODE 00001	7. ADMINISTERED BY *(If other than Item 6)* CODE
FCC /Contracts and Purchasing Center 445 12th St., SW. Washington, DC 20554	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*		
Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
CODE * FACILITY CODE	(X)	10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
✓	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 43.103(a), Mutual Agreement; FAR 1.6, Authority of the Contracting Officer
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this contract modification is two-fold as follows: 1. To incorporate NeuStar, Inc.'s proposal of 10/30/08 as amended 12/17/08 to provide for additional network gear in support of continued contract performance in accordance with the following schedule: A. Two (2) Cisco 2821 Routers with one (1) year maintenance: $6,620.00; B. Two (2) Cisco 2960-48 Switches with one (1) year maintenance: $3,100.00; and C. Two (2) Load Balances with one (1) year maintenance: $34,360.00. The total price of these items is $44,080.00; and 2. This contract modification also serves to extend the contract period of performance for an additional six (6) months from January 9, 2009 through July 8, 2009 at a total price of $747,800.00 (inclusive of $20,000.00 for travel). NeuStar, Inc.'s proposal of 12/09/08 is hereby incorporated into the contract. Funding will be via NANP funding and will be paid by FCC Billing & Collection Agent, Welch, LLP. The total price of this contract modification is $791,880.00.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Anthony Wimbush	
15B. CONTRACTOR/OFFEROR Michael O'C[signature] (Signature of person authorized to sign)	15C. DATE SIGNED 7 JAN 09	16B. United States of America BY ____________ *(Signature of Contracting Officer)*	16C. DATE SIGNED

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Line Item Summary	Document Number	Title	Page
	CON03000016/0025	NANP Administrator	2 of 2

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.

No Changed Line Item Fields

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